EX.-99.906CERT(i)

                                 CERTIFICATIONS



I, Steven Pisarkiewicz, President of Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), certify that:

       1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  December 8, 2003
        -------------------

                                                   /s/ Steven Pisarkiewicz
                                                   -----------------------------
                                                   Steven Pisarkiewicz,
                                                   President

                                                             EX.-99.906CERT9(ii)

                                 CERTIFICATIONS



I, George Roeck, Treasurer of Ivy Multi-Strategy Hedge Fund LLC (the "Fund"), certify that:

       1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  December 8, 2003
        -------------------


                                                        /s/ George Roeck
                                                        ------------------------
                                                        George Roeck,
                                                        Treasurer